THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference EVENT DATE/TIME: JUNE 22, 2016 / 2:00PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

C O N F E R E N C E C A L L P A R T I C I P A N T S Randy Konik Jefferies LLC - Analyst Joanne Crevoiserat Abercrombie & Fitch Co. - EVP & CFO Fran Horowitz Abercrombie & Fitch Co. - President & CMO P R E S E N T A T I O N Randy Konik - Jefferies LLC - Analyst Good morning again. I can't seem to leave this room. But yet again, Randy Konik, cover specialty retailers for Jefferies. Very pleased to have Abercrombie & Fitch management here today. We are going to hear from Fran Horowitz, the Company's President and CMO; Joanne Crevoiserat, the Company's Chief Financial Officer, I got the name right; and then Brian Logan in investor relations. So, we are going to hear about the Company's brand repositioning and so forth, product strategies and opportunities abroad. And then we will open the presentation up for your fine questions and that is it. So let me turn the call over -- or the presentation over to Joanne. Joanne Crevoiserat - Abercrombie & Fitch Co. - EVP & CFO Thanks, Randy. Randy is a quick study. I was coaching him on how to pronounce my last name earlier. So he did very well. And good morning, everyone. Randy, thanks for hosting us again today. As Randy mentioned, I am joined by Fran Horowitz who is our President and Chief Merchandising Officer. We are really happy to be here, it is a great day to be in Nantucket. Before I start I would like to remind you that any forward-looking statements that I may make today are subject to the Safe Harbor statements found in our SEC filings. Also, please refer to our Form 10-Q filed on June 6 for a reconciliation of prior year non-GAAP measures that I will be referencing in the presentation. And those measures relate to our last year Q1; there were no adjustments to our first-quarter results this year. I plan to give a brief recap of our recent performance and outlook for the rest of 2016, and Fran will provide an update on our strategic initiatives as well. So to jump right in, for those of you who are not as familiar with our story, we have been intensely focused on six key strategies as we work to turn around our business and restore the health of our brands. These areas of strategic focus include: being customer centric, which means putting the customer at the center of everything we do; delivering compelling and differentiated assortments; defining clear positionings for our brands; optimizing our brand reach and channel performance; continuing to improve efficiency and reduce expense; and ensuring we are organized to succeed. And while we are still in the early stages of many of these efforts we are making good progress as reflected by improvement in a number of key metrics that validates that we are on the right course. And to take you back a little bit, in 2015 this included sequential quarterly improvement in comp sales throughout the year culminating in a return to positive comps in the fourth quarter. We also saw improved conversion rates globally and higher average unit retail in the US as the customer responded to our store changes and improved assortments. And as you will see in this slide, the first quarter of 2016 proved challenging. Traffic headwinds pressured the top line during the first quarter, particularly in international markets but also in US tourist and flagship locations. However, there were a number of positives that continue to affirm our conviction in our strategies. Comp sales in our core US business, excluding flagship and tourist stores, continue to show improvement from the fourth quarter. And although the international comp sales declined significantly driven by traffic, conversion remained strong. In addition, direct-to-consumer was positive for the quarter both domestically and internationally. And as we consider the first-quarter results more broadly in the P&L, although the top line reflects the traffic headwinds I just discussed, the overall business remained well-controlled. 2 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 22, 2016 / 2:00PM, ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference

We tightly managed inventory with lower levels of clearance and reduced our promotional intensity, which we see as an important part of our strategy to improve the long-term health of our brands and our brand positioning. And while this hurt our top line somewhat, we saw the benefit in higher average unit retail and higher gross margin rates in the first quarter. In addition, expense remained well managed mitigating some of the top-line pressure and resulting in an operating loss for the quarter of $55 million, compared to an adjusted non-GAAP operating loss of $52 million last year. And moving to our outlook for the full year, we continue to expect comp sales to remain challenging in the second quarter but to improve in the second half of the year as we gain further traction on our strategic initiatives. We expect the gross margin rate up slightly to last year's adjusted non-GAAP rate of 61.9%. Operating expense dollars to be approximately flat to last year on an adjusted non-GAAP basis with investments in marketing, store management and omni-channel offset from expense reduction efforts. We expect an effective tax rate in the mid to upper 30s and a weighted average diluted share count of approximately 68 million shares, excluding the effect of potential share buybacks. And excluded from our outlook are the effects of certain potential items including, but not limited to, insurance recoveries, impairments and other items. We also continue to expect capital expenditures to be in the range of $150 million to $175 million for the full year, which includes approximately $70 million for new stores and store updates and continued significant investment of approximately $70 million in direct-to-consumer, omni-channel and IT to support growth and profit improvement initiatives. In addition, we expect to complete approximately 60 Hollister store interior remodels through the course of the year with the majority of those to be completed by the end of the second quarter. And finally, we plan to open approximately 15 full-price stores in 2016 including approximately 10 in international markets, primarily China, and five in the US. We also anticipate opening six new outlet stores primarily in the US and we anticipate closing up to 60 stores in the US through natural lease expirations during 2016. And while our first-quarter results and outlook for 2016 reflect near-term challenges, we are focused on driving our strategies as we move forward and we remain confident in our long-term growth prospects. And I'm going to turn it over to Fran who will go into more detail on the progress we are making in a few of our strategic initiatives. Thank you. Fran? Fran Horowitz - Abercrombie & Fitch Co. - President & CMO Thanks, Joanne. Good morning, everybody. Let's just make sure we are caught up here. Thank you, everyone, for joining us this morning. And I am going to just discuss a little bit about our brand health and where we are headed. As we focus on delivering an improved customer experience we are listening to the voice of our customer through our post purchase customer survey. Since its inception last fall we have heard from nearly 1 million customers around the world both online and in stores. The adjustments that we have made based on the survey feedback have already led to improved overall customer satisfaction scores. In addition, our newly -- our new fully remodeled Hollister stores continue to perform delivering double-digit lift in traffic and sales. To date we have remodeled approximately 60 stores with about 40 of those completed during the second quarter. We expect to remodel about 10 more before the end of the year and, in addition, we are working on a prototype concept for Abercrombie. On the digital side our already strong direct-to-consumer omni-channel business grew to 24% of sales during the first quarter with growth in both the US and international markets. We continue to enhance our mobile capabilities with improved site design and upgraded apps that include on figure photography and customer reviews. 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 22, 2016 / 2:00PM, ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference

With mobile now accounting for the majority of our online traffic and nearly 40% of online revenue, we plan to continue in this space where our customers increasingly prefer to interact and shop with us. We are also investing in omni-channel capabilities to create a seamless experience. In April we rolled out reserve in-store capabilities to all full priced US stores. In addition, we recently expanded ship from store internationally to Canada and the UK. Our customer has responded to these new capabilities and is increasingly leveraging these channels. After piloting our Hollister Club Cali loyalty program, which proved successful in strengthening the customer's relationship with the brand and in driving higher customer identification, retention and sales, we rolled the program out to the rest of the US earlier this month. We also continue to find new and innovative ways to engage our customer working with our key social media partners. For example, during the first quarter Hollister launched a Presidents' Day [lens] with Snapchat which generated tens of millions of viewers and impressions. We also remain highly focused on evolving the merchandise assortment by strengthening our teams, improving core processes and balancing the assortment by category offering and good, better and best pricing tiers. As Joanne mentioned, although our top line was pressured by traffic headwinds during the first quarter, there were a number of positive indicators, but the customer continues to respond to our improved assortment. These included higher average unit retail in the US driven by higher full price selling and reduced promotional activity. In addition, conversion remained positive across channels and geographies. We continue to be excited by the opportunity we see here and expect more improvement as we deliver fresh product developed by our new design leads over the course of the year. But I am most excited about the work we have done on brand positioning, which will be incorporated into every aspect of the customer experience as we go forward. In an intense effort over the past 9 to 12 months we have mapped out the core beliefs and convictions that drive each brand and the DNA [of the brand that supports] those beliefs and convictions. Based on our work, which included gathering data from around the world, our focus for Hollister is to be the iconic brand for the global high school consumer. We will move Hollister from a brand to buy to a brand to buy into, a brand that inspires and invokes a powerful connection with the teenage consumer through every interaction. We know from our research that high school teenagers are under immense pressure. Having to manage many activities, today's teens are overscheduled and, with the pressure to succeed, they are feeling stressed and anxious. As a result there is a universal desire for liberation, a liberation found in summer. We believe summer is not just a season but a state of mind. It is a time and place to breathe, a time to be with friends and welcome others in, where every day brings a world of possibility to do and be whatever you want. For a generation seeking a relief style from pressure, Hollister believes in liberating the spirit of an endless summer inside everyone. That is why Hollister creates effortless California styles to make the freedom and possibility feel endless. Using the carefree California attitude as our inspiration we will curate a holistic experience that radiates our conviction and connects with our customer. We will create an on trend, on brand product that draws on natural style, playful expression and idealistic spirit that aims to exceed our customer's expectations. We have tested this brand position across the globe and it resonates strongly with our target market. We are excited to bring this to life in the Hollister brand moving forward. 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 22, 2016 / 2:00PM, ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference

Moving to A&F. We are equally excited to leverage the A&F brand position through all customer touch points. Abercrombie & Fitch is an iconic brand rooted in American culture with a 125-year heritage that we are able to draw on for inspiration. Next year will be our 125th anniversary. Leveraging that heritage our focus for A&F is to be the iconic American casual luxury brand for the 20-something consumer. As we reestablish our relevance we are moving from a brand with a singular prescriptive view of the world to a brand that is more inclusive and believes everyone has something to offer. We will also tap into a shift in what confidence means today. Where it was once outer directed it is now inner directed. Where it was once image focused it is now character focused. And where it was once appearing confident it is now about inner confidence and feeling confident. That is why A&F creates iconic American casual luxury crafted to reflect enduring quality and confident style. We will deliver a casual luxury experience that brings out your inner confidence through a casual, timeless look made with special care, quality and attention to detail. For us casual luxury is about an enjoyment not a price point. Abercrombie & Fitch is a strong brand that has stood the test of time. We will leverage this strong heritage and are excited to once again show our brand strength of character. With our extensive work on brand positioning now complete you will soon begin to see clear and consistent articulation through all facets of customer engagement. And before we end I would just like to touch on our strategic initiative of being organized to win. We continue to be able to attract top talent including our new creative director, Ashley Sargent Price, who has joined us a couple of months ago. Her experience overseeing creative for globally recognized brands will be valuable for us as she plays a significant role in evolving our communication to these brand positions. I am also very excited to have our two new brand presidents, Stacia Anderson and Kristin Scott, join the team. Both Stacia and Kristin have broad and deep retail experience where they have created very clearly defined brands and built successful businesses. I and confident that they will help harness the incredible passion, energy and enthusiasm of our teams and lead our brands forward. And that leads us to the end of our prepared remarks this morning, but we do believe that we are taking all the right steps to both manage our business at a challenging time and position us for profitable future growth. Even in this tough environment we are seeing progress that gives us confidence in our strategies. I appreciate your time this morning and we are happy to take questions. Q U E S T I O N S A N D A N S W E R S Randy Konik - Jefferies LLC - Analyst Thanks. I guess, Fran, my first question is just on the product reception or where you see these two businesses right now, it feels like Hollister has more -- obviously more traction versus the Abercrombie division. Just give us some more perspective of where we are in this journey. Fran Horowitz - Abercrombie & Fitch Co. - President & CMO We are on a journey, that is what I love to say all the time. And the journey really doesn't have a straight road, Randy, I mean it obviously has ebbs and flows as we move along it. Hollister it is a little bit further ahead in their journey, that is the reality of where we sit today. But a lot of the concepts and principles and thought process that we had embedded into Hollister last year we have most recently embedded into Abercrombie really starting at the beginning of this year. And I believe that we will see the results of that much more so as we move into the back half of the year. 5 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 22, 2016 / 2:00PM, ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference

Randy Konik - Jefferies LLC - Analyst Got it. One thing that is really interesting about the business is the idea of the direct penetration; it is very high compared to a lot of other companies. It has got to be a testament of the supply chain, the IT and all that kind of stuff. With real estate where it is, and it seems like you have a lot of potential flexibility in that real estate, how should we be thinking about what this Company should look like from a physical plant perspective versus an online kind of channel perspective let's say five years from now? Or even one year from now? Joanne Crevoiserat - Abercrombie & Fitch Co. - EVP & CFO Yes, I'm going to jump in on that, Randy, because we have made a significant investment in the digital space over time. We have a significant and robust footprint globally in our online business and our direct business. It has been a priority of ours. And we continue to leverage that footprint. We have localized fulfillment globally, we have look was fulfillment in Europe and Asia. We have localized websites, local currency. So we have a great deal of capability globally with our direct footprint and we continue to invest in that space. As we see our customer more and more voting that that is the way they want to interact with our brands and shop with us. So we continue to prioritize those investments. At the same time we have seen the brick and mortar business become, particularly in the US, become less productive over time and we have maintained flexibility with our leases. I think we were early in our identification of an opportunity to close brick and mortar locations particularly in the US. I think over the last few years we have closed over 300 stores. And we continue to see opportunity to shrink the size of our fleet. And we are also focused on prioritizing the store experience with investments in remodeling our stores to make the remaining footprint even more productive for us and improve the shopping experience. It is really hard to predict where that will land. As we invest in this direct space we're also investing more and more in omni-channel capabilities because our customers' preferences are changing in terms of how they want to interact. And it is not just about a singular digital interaction and a singular brick-and-mortar but more and more those two are blending. So, we will see how the customers shopping preferences evolve. But it is a priority for us to continue to invest in that space. Randy Konik - Jefferies LLC - Analyst Great. Any questions in the audience, by the way? Okay. But I guess my next question -- can we again go back to the first quarter? Because is it fair to say the US kind of story along a path of improvement kind of feels like it remains in place, but the drawbacks to the business in the quarter had to do with a lot of this international weakness? And then within the US international stores, just how should we be thinking about what you saw in the first quarter? Fran Horowitz - Abercrombie & Fitch Co. - President & CMO Go ahead. Joanne Crevoiserat - Abercrombie & Fitch Co. - EVP & CFO Yes, I will start and then, Fran, you can chime in. But we did see a continuation in some of the things that give us conviction we are on the right path. As Fran mentioned in her presentation, much of the headwind was in the international business. And in the US where we took a step back it was primarily focused in those tourist and flagship locations. 6 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 22, 2016 / 2:00PM, ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference

Where we saw continued improvement was our ability to move away from the high levels of clearance penetration that had sustained us in the past. So we were successful in managing our inventory and coming through the first quarter with cleaner inventories, selling less clearance. Conversion remains strong, so the customer was increasingly, as they came into our stores even in international markets, increasingly voting to buy when they were in our stores with positive conversion results globally. And then the US specifically our ability to move away from promotional activity, also we saw continued improvement in the AUR in the US and Fran can maybe comment on some of the regular price selling in the product. Fran Horowitz - Abercrombie & Fitch Co. - President & CMO Sure. So that is what is exciting, Randy, is that we have had really nice customer acceptance to our product, obviously varying by category, but in both brands. So we feel that the conversion is one indicator that we have had that we are making progress. We are also gathering information from our customer and hearing very positive things from them about where we are headed. So, for a example in Abercrombie men's this season we re-launched during the first quarter our whole khaki collection. The design team spent a lot of time on fabric, fit, quality and we had a very strong reception to it. And with your customer you build loyalty in bottoms because they keep coming back and buying them again and again when they love them. So we are seeing very positive indicators about things that we are working on and where we are headed. Randy Konik - Jefferies LLC - Analyst That's helpful. Thanks, Fran. Thanks, Joanne. And thanks, Brian. Thanks, everybody. Fran Horowitz - Abercrombie & Fitch Co. - President & CMO Thank you. D I S C L A I M E R Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS. ©2016, Thomson Reuters. All Rights Reserved. 6040496-2016-06-24T19:43:32.187 7 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 22, 2016 / 2:00PM, ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference